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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    February 5, 2003


                                 ENVIROGEN, INC.
                                 ---------------
               (Exact Name of Registrant as Specified in Charter)



      Delaware                          0-20404                  22-2899415
      ---------------------------------------------------------------------
      (State or Other Jurisdiction    (Commission             (IRS Employer
      of Incorporation)               File Number)      Identification No.)


   4100 Quakerbridge Road
   Lawrenceville, New Jersey                               08648
-------------------------------------                      -----
(Address of Principal Executive Offices)                 (Zip Code)



Registrant's telephone number, including area code   (609) 936-9300
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events

       On February 5, 2003, Envirogen, Inc. ("Envirogen") issued a press release announcing that the Nasdaq Listing Qualifications Staff notified Envirogen on January 29, 2003 that it has not complied with the minimum $1.00 closing bid price per share requirement for continued listing set forth in Marketplace Rule 4310(c)(4), and that it does not meet the initial inclusion requirements of The Nasdaq SmallCap Market under Marketplace Rule 4310(c)(2)(A). Accordingly, Envirogen's common stock will be delisted from The Nasdaq SmallCap Market at the opening of business on Friday, February 7, 2003.

       A copy of Envirogen's press release is attached as Exhibit 99.1 hereto.

ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

       (c)    Exhibits

       Exhibit Number        Description

       99.1                  Press Release dated February 5, 2003

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2003                         ENVIROGEN, INC.

                                                By: /s/ Robert S. Hillas
                                                    ----------------------------
                                                Robert S. Hillas
                                                President and Chief Executive
                                                Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description

99.1                       Press Release dated February 5, 2003